                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               February 24, 1999


                            AVONDALE FINANCIAL CORP.
             (Exact Name of Registrant as specified in its Charter)


          DELAWARE                       0-24566                36-3895923
(State or other jurisdiction      (Commission File No.)       (IRS Employer
     of incorporation)                                    Identification Number)


20 NORTH CLARK STREET, CHICAGO, ILLINOIS                                   60602
--------------------------------------------------------------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code:  (312) 782-6200
--------------------------------------------------------------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events

     Avondale Financial Corp. ("Avondale") is filing this Current Report on Form 8-K to incorporate by reference herein the final purchase agreement for the sale of Avondale Federal Savings Bank's National Mortgage Origination business to New South Federal Savings Bank of Birmingham, Alabama. The transaction closed as of the close of business on February 17, 1999.

The disposition of its national mortgage origination business was contemplated in the pending merger between Avondale Financial Corp., the holding company for Avondale Federal Savings Bank, and Coal City Corporation, the parent of Chicago's Manufacturers Bank.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     99  Asset Purchase Agreement dated February 17, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AVONDALE FINANCIAL CORP.

Date: February 24, 1999               By: /s/ ROBERT S. ENGELMAN, JR.
                                          ---------------------------
                                         Robert S. Engelman, Jr.
                                         President and Chief Executive
                                         Officer

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                     DESCRIPTION
------                     -----------

99         Asset Purchase Agreement dated February 17, 1999.